UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2025

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Predictive Oncology Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36790	33-1007393
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, PA 15201

(Address of principal executive offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	POAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Discontinued Operations

As previously disclosed in a Current Form on Form 8-K filed by Predictive Oncology Inc. (“Predictive Oncology” or the “Company”), on March 20, 2025, Predictive Oncology entered into an asset purchase agreement (the “Agreement”) on March 14, 2025 and closed the transactions contemplated therein with DeRoyal Industries, Inc. (“DeRoyal”) to sell and assign to DeRoyal assets and liabilities exclusively related to the business of providing products for automated, direct-to-drain medical fluid disposal, including the Company’s STREAMWAY® product line (the “Eagan Business”). These assets were operated by the Company’s wholly owned subsidiary, Skyline Medical Inc. (“Skyline Medical”) and were reported in the Company’s Eagan reportable operating segment in its quarterly and annual filings prior to the date of the Agreement.

The Company is filing this Current Report on Form 8-K (“Form 8-K”) solely to retrospectively revise and recast its historical consolidated financial statements and certain other information included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 previously filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025 (the “2024 Form 10-K”) to reflect the Eagan Business as discontinued operations. Beginning in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Q1 2025 Form 10-Q”), we presented the Eagan Business as discontinued operations in our interim condensed consolidated financial statements for all periods presented as a result of meeting the criteria for reporting as discontinued operations during the quarter ended March 31, 2025.

Accordingly, Exhibit 99.1 of this Form 8-K, which is incorporated herein by reference, updates the following items in Predictive Oncology’s 2024 Form 10-K to retrospectively reflect the changes resulting from the discontinued operations discussed above for the years ended December 31, 2024 and 2023:

●	Part I, Item 1. Business

●	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and

●	Part II, Item 8. Financial Statements and Supplementary Data.

The information in this Form 8-K, including the information incorporated herein by reference, is not an amendment to, or restatement of, the 2024 Form 10-K. Other than the items listed above, Predictive Oncology is not revising or updating any other portion of the 2024 Form 10-K. Unaffected items of the 2024 Form 10-K have not been repeated in this Form 8-K. This Form 8-K does not modify or update the disclosures contained in the 2024 Form 10-K in any way, nor does it reflect any subsequent information, activities or events, other than as required to reflect the discontinued operations described above. Without limitation to the foregoing, this Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2024 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management other than as required to reflect the discontinued operations as described above. Therefore, this Form 8-K (including the exhibits) should be read in conjunction with the 2024 Form 10-K and the Company’s subsequent filings with the SEC, including the Company’s Q1 2025 Form 10-Q, and the Company’s Current Reports on Form 8-K. These subsequent filings contain important information regarding forward-looking statements, events, developments, and updates affecting the Company and its expectations that have occurred since the filing of the 2024 Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG, LLP
23.2	Consent of BDO USA, P.C.
99.1

Retrospective revisions to Part I, Item 1. Business, Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and Part II, Item 8. Financial Statements and Supplementary Data of Predictive Oncology’s 2024 Form 10-K.

101	Interactive Data Files (embedded within the Inline XBRL document)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Predictive Oncology Inc.

Date: July 18, 2025	By:	/s/ Josh Blacher
Josh Blacher
Interim Chief Financial Officer